Exhibit 99.1

	Contacts:	Dennard Lascar Investor Relations
Ken Dennard / Natalie Hairston
FOR IMMEDIATE RELEASE		(713) 529-6600 STXB@dennardlascar.com

SPIRIT OF TEXAS BANCSHARES, INC. ANNOUNCES

PRICING OF COMMON STOCK OFFERING

CONROE, TX – July 25, 2019 – Spirit of Texas Bancshares, Inc. (NASDAQ: STXB) (“Spirit” or the “Company”), the bank holding company of Spirit of Texas Bank, SSB, announced the pricing of an underwritten public offering of 2,000,000 shares of its common stock at a price to the public of $21.50 per share, for gross proceeds of approximately $43.0 million. The net proceeds to the Company, after deducting the underwriting discounts but before deducting the estimated offering expenses payable by the Company, are expected to be approximately $40.9 million. The Company has granted the underwriters a 30-day option to purchase up to an additional 300,000 shares of Company common stock at the public offering price, less the underwriting discount.

Stephens Inc. is serving as lead book-running manager for the offering, Keefe, Bruyette & Woods, A Stifel Company is serving as joint book-running manager for the offering and Piper Jaffray and Sandler O’Neill + Partners, L.P. are serving as co-managers for the offering.

The Company intends to use the net proceeds from the offering (i) to fund the cash consideration to be paid in the pending acquisition of Chandler Bancorp, Inc. and its subsidiary, Citizens State Bank (together, “Citizens”), (ii) to pay off a line of credit with a third-party lender, and (iii) for general corporate purposes, including financing of possible future acquisitions.

The Company expects to close the offering, subject to customary conditions, on or about July 29, 2019.

Additional Information Regarding the Offering

A shelf registration statement, including a prospectus (File No. 333-232092), with respect to the offering was previously filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) and was declared effective by the SEC on June 24, 2019. A preliminary prospectus supplement relating to and describing the terms of the offering was filed and is available on the SEC’s website at www.sec.gov. When available, copies of the final prospectus supplement and the accompanying prospectus relating to these securities may be obtained free of charge by visiting the SEC’s website at www.sec.gov, or may be obtained by contacting: Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, Attn: Prospectus

Department, by emailing prospectus@stephens.com, by calling (501) 377-2131 or by faxing (501) 377-2404, or by contacting Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10019, Attention: Equity Capital Markets, by emailing kbwsyndicatedesk@kbw.com, or by calling toll-free 1-800-966-1559.

No Offer or Solicitation

This press release does not constitute an offer to sell, a solicitation of an offer to sell or the solicitation of an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

About Spirit of Texas Bancshares, Inc.

Spirit, through its wholly-owned subsidiary, Spirit of Texas Bank, provides a wide range of relationship-driven commercial banking products and services tailored to meet the needs of businesses, professionals and individuals. Spirit of Texas Bank has 29 locations in the Houston, Dallas/Fort Worth, Bryan/College Station, San Antonio-New Braunfels and Corpus Christi metropolitan areas, as well as in North Central Texas. Please visit www.sotb.com for more information.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. Any statements about our expectations, beliefs, plans, predictions, protections, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Forward-looking statements are typically, but not exclusively, identified by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will, “should,” “seeks,” “likely,” “intends” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our ability to consummate the equity offering in the size and manner described herein; risks relating to our ability to timely complete, or complete at all, the pending acquisition of Citizens, including the possibility that the expected benefits and synergies and our projections related to the acquisitions may not materialize as expected; that prior to the completion of the pending acquisition of Citizens, the target’s businesses could experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; difficulty retaining key employees;

business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our recent acquisition of First Beeville Financial Corporation and our pending acquisition of Citizens) and any future acquisitions; our ability to successfully identify and address the risks associated with our recent, pending and possible future acquisitions; changes in management personnel; interest rate risk; credit risk associated with our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates and projections; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures and those of companies we acquire; our actual financial results for the three months ended June 30, 2019 may differ materially from the preliminary financial estimates we have provided as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for such periods are finalized; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, and their application by our regulators; governmental monetary and fiscal policies; increases in our capital requirements; and other risks identified in Spirit’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 15, 2019, its Quarterly Report on Form 10-Q for the period ended March 31, 2019, filed with the SEC on May 10, 2019, and its other filings with the SEC.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.